UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 23, 2009

Date of Earliest Event Reported:  December 22, 2009

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14097 (Commission File Number)	36-3482074 (I.R.S. Employer Identification No.)

2800 E. 13th Street, Ames, Iowa (Address of principal executive offices)	50010 (U.S. Zip Code)

Registrant’s telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8	Other Events
Item 8.01	Other Events

Danfoss A/S issued a press release on December 22, 2009 announcing its intention to launch a tender offer to acquire all of the outstanding shares of Sauer-Danfoss Inc. (the “Company”) not already owned by Danfoss A/S and its subsidiaries.  In response to this announcement, pursuant to Rule 14d-9(f) of the Securities Exchange Act of 1934, the Company issued a press release to its stockholders on December 22, 2009, a copy of which is filed as Exhibit 99.1 hereto.  In addition, the Company is attaching as Exhibit 99.2 an internal memorandum distributed to employees of the Company in response to Danfoss’s press release.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

99.1      Press Release dated December 22, 2009.

99.2      Internal Sauer-Danfoss memorandum to employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.

DATE: December 23, 2009

	By:	/s/ Kenneth D. McCuskey
	Name:	Kenneth D. McCuskey
	Title:	Vice President and Chief Accounting Officer